    Schedule 14A--Information Required In Proxy Statements (Official Text)

                      SCHEDULE 14A INFORMATION STATEMENT

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                             (Amendment No.      )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

 ............................................................................
               (Name of Registrant as Specified in its Charter)

                            IAS COMMUNICATIONS, INC
 ............................................................................
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    ...................................................................

    (2) Aggregate number of securities to which transaction applies:

    ...................................................................

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ...................................................................

    (4) Proposed maximum aggregate value of transaction:

    ...................................................................

    (5) Total fee paid:

    ...................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    .......................................

    (2) Form, Schedule or Registration Statement No.:

    .......................................

    (3) Filing Party:

    .......................................

    (4) Date Filed:

    .......................................

                           IAS COMMUNICATIONS, INC.
                          #185-10751 SHELLBRIDGE WAY
                      RICHMOND, BRITISH COLUMBIA V6X 2W8
                                    CANADA

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 9, 1998

To the Shareholders of IAS Communications, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IAS Communications, Inc. (the "Company") will be held in meeting room 216 of the Holiday Inn, Vancouver Airport, 10720 Cambie Road, in Richmond, British Columbia, Canada on Monday, November 9, 1998, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect five (5) Directors for a term of one year or until their successors have been elected and qualified.

     2. AMENDMENT OF BYLAWS. Amend the Bylaws of the Company to authorize the Directors to fix the number of directors at any number between 2 and 9

     3. APPROVAL OF AUDITORS. Approval of Elliott Tulk Pryce Anderson as auditors until the close of the next Annual Meeting.

     4. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

     Only those shareholders of record at the close of business on September 24, 1998 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

October 21, 1998                       BY ORDER OF THE BOARD OF DIRECTORS


                                       Jennifer Lorette, Secretary




                                YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card.

                           IAS COMMUNICATIONS, INC.
                          #185-10751 SHELLBRIDGE WAY
                      RICHMOND, BRITISH COLUMBIA V6X 2W8
                                    CANADA

                                PROXY STATEMENT

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about October 22, 1998 for use in connection with the Annual Meeting of Shareholders (the "Annual Meeting") of IAS Communications, Inc. (the "Company") to be held on Monday, November 9, 1998. Only those shareholders of record at the close of business on September 24, 1998, the record date, shall be entitled to vote. The number of shares of the Company's Class A no par value common stock (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting is 9,549,350.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the five nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

                            BUSINESS OF THE MEETING

There are three matters being presented for consideration by the shareholders at the Annual Meeting, the election of five (5) directors, the approval of an amendment to the Bylaws of the Company and the approval of Elliott Tulk Pryce Anderson as auditors of the Company.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

GENERAL

The Company's Bylaws ("Bylaws") provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently four (4) directors of the Company. At the Annual Meeting it is proposed by John G. Robertson, President of the Company, and Patrick Badgley, both members of the Board of Directors, that the shareholders approve an amendment to the Bylaws of the Company to allow a majority of the Board of Directors then in office to determine the number of directors (the "Amendment"). If the Amendment is approved, Mr. Robertson and Mr. Badgley propose that there will be five (5) directors. If the Amendment is not approved, there will continue to be four (4) directors.

                      INFORMATION WITH RESPECT TO NOMINEES

The following table set forth certain information with respect to the nominees for director. The table includes their ages and their principal occupations. Mr. Robertson and Mr. Badgley propose that Mr. Vandeberg be elected a director if the Amendment is approved by the shareholders. All other nominees have been directors since the Company was founded. The table also indicates the number of shares of Common Stock beneficially owned by each individual on September 24, 1998 (including exercisable options) and the percentage of Common Stock outstanding on that date that the individual's holdings represented.

                                                                           SHARES
                                   PRINCIPAL OCCUPATION               BENEFICIALLY OWNED
      NAME AND AGE                      OF DIRECTOR                  AS OF SEPT. 24, 1998
      ------------                 --------------------             --------------------
James E. Smith, Ph.D. 47      Chairman of the Board of               3,200,005 shares
                              Directors and Full Professor,                33.5%
                              Mechanical and Aerospace
                              Engineering Department,
                              West Virginia University

John G. Robertson   56        President and Chief Executive          3,197,200 shares
                              Officer                                      33.5%

Patrick Badgley    54         Vice President, REGI U.S., Inc.          90,000 shares
                                                                            0.94%

Paul E. Lamarche   55         Consultant                               85,000 shares
                                                                            0.89%

James L. Vandeberg   54       Partner, Vandeberg Johnson &             25,000 shares
                              Gandara                                       0.26%


JAMES EARL SMITH PH.D. - CHAIRMAN OF THE BOARD OF DIRECTORS

Dr. Smith is a founder and Chairman of the Board of Directors. Dr. Smith is a full Professor in the Mechanical and Aerospace Engineering Department, West Virginia University, Morgantown, West Virginia. Since September 1990, Dr. Smith has been a Director of the Center for Industrial Research Applications, West Virginia University. Since February 1994, Dr. Smith has been President and a Director of Integral Visions Systems, Inc. a West Virginia corporation engaged in the business of 3-D machine vision calorimetry. Since September 1992, Dr. Smith has been President and a Director of Integral Concepts, Inc., a West Virginia corporation engaged in the business of technology transfer from the research to the commercial sector. From April 1992 to March 1994, Dr. Smith was a consultant to CK Engineering, Inc., located in Montreal, Canada, which is engaged in the business of mechanism analysis and development. From January 1992 to March 1993, Dr. Smith was a consultant to Reg Technologies, Inc. located in Richmond, British Columbia which is engaged in the business of mechanism analysis and development. Dr. Smith holds the degree of Doctor of Philosophy in Mechanical Engineering from West Virginia University.

JOHN G. ROBERTSON - PRESIDENT, PRINCIPAL EXECUTIVE OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS

Mr. Robertson is a founder, President, Principal Executive Officer and a member of the Board of Directors of the Company. Since May 1977, Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting. Since October 1984, Mr. Robertson has been President and a Director of Reg Technologies, Inc., a British Columbia corporation engaged in the business of developing a rotary engine. Since June 1994, Mr. Robertson has been President of REGI U.S., Inc. ("REGI U.S."), an Oregon corporation which is engaged the business of developing a rotary engine. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies, Inc. is the majority shareholder. Since May 1980, Mr. Robertson has been President and a Director of Teryl Resources Corp., a British Columbia corporation, engaged in exploring and developing gold properties. Since February 1979, Mr. Robertson has been President and Director of Flame Petro-Minerals Exploration Co., a British Columbia corporation engaged in exploration of oil, gas and gold properties.

PATRICK BADGLEY - A MEMBER OF THE BOARD OF DIRECTORS

Mr. Badgley is a founder and a member of the Board of Directors of the Company. Since February 1994, Mr. Badgley has been a Vice President of REGI U.S., and since July 1993 has been a Director of Reg Technologies, Inc. From November 1986 to February 1994, Mr. Badgley was the Director of Research and Development for Adiabatics, Inc., an Indiana corporation, which was engaged in the business of advanced engine concepts. Prior to this he worked for Cummins Engine Company, Curtiss Wright Corporation and Deere and Company. Mr. Badgley holds a Bachelor of Mechanical Engineering degree from the Ohio State University, Columbus, Ohio.

PAUL E. LAMARCHE - A MEMBER OF THE BOARD OF DIRECTORS

Mr. Lamarche is a founder and member of the Board of Directors. Mr. Lamarche is a consultant in the automotive power train engine field. Since 1996, he has been a consultant for REGI US and Reg Technologies, Inc. and since 1990 has been a Director of Pioneer Automotive, driveline division, and President to Neotech Industries, Inc., which is engaged in the business of engineering services (automotive). Since 1994, Mr. Lamarche has been a director for the driveline dynamics group for Aerotek Engine Services, a Michigan corporation. Mr. Lamarche holds a Bachelor of Science degree from the University of Waterloo, Ontario, Canada.

JAMES L. VANDEBERG - NOMINEE FOR THE BOARD OF DIRECTORS

Mr. Vandeberg is a partner in the Seattle, Washington law firm of Vandeberg Johnson & Gandara. He has served as counsel to the Company since 1996. Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar. He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973. Mr. Vandeberg's practice focuses on the corporate finance area, and he specializes in securities and acquisitions. He is a member and former director of the American Society of Corporate Secretaries. Mr. Vandeberg was previously general counsel and secretary of two NYSE companies.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND MANAGEMENT

The following sets forth information concerning the Board of Directors and management of the Company during the fiscal year ended April 30, 1998.

BOARD OF DIRECTORS MEETINGS

The Company held one (1) Board meeting in fiscal 1998. Each director attended the meeting.

BOARD COMMITTEES

The Board of Directors does not have any committees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, other than Mr. Badgley and Mr. Lamarche, who filed no forms during the year, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

The following table sets forth information with respect to the executive officer who is not a director of the Company. Such executive officer is elected annually by the Board of Directors and serves at the discretion of the Board of Directors.

                              Age as of
      Name                  April 30, 1998                 Position
      ----                  --------------                 --------
Jennifer Lorette                   26              Secretary, Treasurer, Principal
                                                   Accounting Officer and Chief
                                                   Financial Officer

Ms. Lorette is a founder, Secretary/Treasurer, Principal Financial Officer and Principal Accounting Officer of the Company. Since April 1994, Ms. Lorette has been Vice President of Administration of Reg Technologies Inc. Since June 1994, Ms. Lorette has been a Vice President of REGI U.S. and Chief Financial Officer and Vice President of Flame Petro Minerals Corp. From February 1994 to April 1994, Ms. Lorette was an executive assistant and from December 1992 to February 1994, she was a receptionist at Reg Technologies, Inc.

SIGNIFICANT EMPLOYEES:

LARRY HAWKS

Mr. Hawks has been appointed Vice President in charge of Research and Development and the Chief Engineer for the CTHA project. Mr. Hawks has extensive experience in ELF, VLF & RF technology. Mr. Hawks has worked for the Hebrew University in Israel (responsible for radiation studies). He was previously Engineering Manager in charge of all divisional engineering operations for producing and design of the IBM PC Junior for AMP Corp. Mr. Hawks is currently the Chief Engineer for ACM (a division of Eikenberry Associates in Kokomo, Indiana, an injection molding company).

BARCLAY HAMBROOK  P. ENG. MBA

Mr. Hambrook has been appointed Vice President of Business Development. Mr. Hambrook has acted as advisor to the Company having completed it's initial business plan in 1996. He had been active in the communications industry over the last five years and successfully negotiated the establishment of technology driven joint venture companies in Asia, Europe and North America. Mr. Hambrook is a principal of Enercana Capital which provides corporate finance services.

STEVE GULYAS

Mr. Gulyas has been appointed Vice President of Sales for the Company's CTHA project for commercial applications. Mr. Gulyas is an experienced salesperson with several important connections in the telecommunications industry. He has introduced the CTHA to several major potential end users.

FAMILY RELATIONSHIPS - none.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

The Company was sued in April 1998 in a civil action filed in U.S. District Court for the District of Oregon (the "Oregon Litigation"). The Plaintiff, Kurt
L. Vanvoorhies ("Plaintiff"), seeks money damages and equitable relief against the Company alleging patent infringement by the Company for the CTHA. The Company has notified WVU of this claim and will assist WVU in the defense. Two patents were granted for the CTHA to WVU; one in August 1995, and another in August 1997. The Plaintiff's patent was approved on March 31, 1998. Based upon the information available to the Company at this time, the Company believes that the Plaintiff's alleged claim of infringement is without legal or factual basis.

The Plaintiff in the Oregon Litigation is also a defendant in a pending civil action in the U.S. District Court for the Northern District of West Virginia brought by WVU (the "West Virginia Litigation") claiming that the CTHA invention is owned by WVU. As alleged in the West Virginia Litigation, the Company believes that the patent rights for the CTHA technology belongs to WVU and therefore based on the license, the Company owns the world wide rights to the CTHA commercial applications. The Company intends to vigorously defend the Oregon Litigation. Dr. James Smith, the Chairman of the Board of the Company, has been sued by Plaintiff in a third party complaint in the West Virginia Litigation together with WVU and Integral Concepts, Inc.

                    COMPENSATION OF DIRECTORS AND OFFICERS

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                         ANNUAL COMPENSATION                                     AWARDS
                                     ----------------------------                             ------------
     NAME AND                                                             OTHER ANNUAL
PRINCIPAL POSITION        YEAR       SALARY ($)         BONUS ($)       COMPENSATION ($)      OPTIONS (1)
------------------        ----       ----------         ---------       ----------------      -----------
John G. Robertson         1998             -0-              -0-               -0-                    -0-
President, Chief          1997             -0-              -0-               -0-                    -0-
Executive Officer         1996             -0-              -0-               -0-                150,000

James E. Smith            1998         $15,000              -0-               -0-                    -0-
Chairman and              1997         $30,000              -0-               -0-                    -0-
Director                  1996         $30,000              -0-               -0-                    -0-
Patrick Badgley           1998             -0-              -0-               -0-                    -0-
Director                  1997             -0-              -0-               -0-                    -0-
                          1996             -0-              -0-               -0-                 50,000

Paul Lamarche             1998         $ 8,000              -0-               -0-                    -0-
Director                  1997         $ 6,000              -0-               -0-                    -0-
                          1996             -0-              -0-               -0-                 50,000

Jennifer Lorette          1998             -0-              -0-               -0-                    -0-
Vice President            1997             -0-              -0-               -0-                    -0-
                          1996             -0-              -0-               -0-                 50,000

_____________________
(1)  Represents options granted under the Company's  1996 Stock Option Plan.

A management fee of $2,500.00 per month is accrued for payment to Access Information Services, Inc., a corporation controlled by Robertson. Further, the sum of $1,500.00 is accrued for payment to Access Information Services, Inc. for rent and secretarial services.

A fee of $2,500.00 per month is accrued for payment to Dr. Smith in his capacity as a director and as Chairman of the Board of Directors.

Mr. Lamarche is paid $8,000 per year by the Company.

No other compensation is paid to any of the Executive Officers or Directors of the Company. The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

STOCK OPTIONS GRANTED

No stock options were granted to any of the Executive Officers or Directors during the past fiscal year.

STOCK OPTIONS EXERCISED AND HELD AT YEAR END

The following table sets forth certain information concerning exercises of stock options pursuant to stock option plans by the named Executive Officers and Directors during the year ended April 30, 1998 and stock options held at year end.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND YEAR END OPTION VALUES

                                                            Number of                             Value of
                                                           Unexercised                     Unexercised Options at
                                                       Options at Year End                      Year End (1)
                                              -----------------------------------------------------------------------
                      Shares
                   Acquired on       Value
    Name             Exercise       Realized      Exercisable      Unexercisable      Exercisable       Unexercisable
    ----           -----------      --------      -----------      -------------      -----------       -------------
John G.                 -0-               -0-        150,000             -0-            $337,500             -0-
Robertson

Jennifer Lorette        -0-               -0-         50,000             -0-            $112,500             -0-

Patrick Badgley         -0-               -0-         90.000             -0-            $122,500             -0-

Dr. James            40,000           $83,600        200,000             -0-            $350,000             -0-
Smith

Paul Lamarche         8,000           $17,790         85,000             -0-            $121,250             -0-

(1) On April 30, 1998, the closing price of Common Stock was $2.12. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

LONG TERM INCENTIVE PLAN AWARDS

The Company does not have any Long Term Incentive Plans.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

The Company does not have any employment contracts, termination of employment and change of control arrangements.

REPRICING OF OPTIONS

The Company has never repriced any outstanding options.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 24, 1998, the outstanding Class A Common Stock of the Company owned of record or beneficially by each person who owned of record, or was know by the Company to own beneficially, more than 5% of the Company's Common Stock, and the name and shareholdings of each officer and director and all officers and directors as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised.

==================================================================================================================
                                                                         CLASS A             PERCENTAGE OF CLASS A
NAME                                                                  SHARES OWNED                SHARES OWNED
__________________________________________________________________________________________________________________
James Earl Smith[1]
Chairman of the Board of Directors                                      3,200,005                     33.5%
__________________________________________________________________________________________________________________
John G. Robertson[1][2] President and member of the Board of
Directors                                                               3,197,200                     33.5%
__________________________________________________________________________________________________________________
Jennifer Lorette[1]
Secretary/Treasurer, Chief Financial Officer and Principal                106,000                      1.1%
Accounting Officer
__________________________________________________________________________________________________________________
Patrick Badgley[1]                                                         90,000                     0.94%
__________________________________________________________________________________________________________________
Paul E. Lamarche[1]                                                        85,000                     0.89%
__________________________________________________________________________________________________________________
ALL OFFICERS & DIRECTORS AS A GROUP (FIVE INDIVIDUALS)                  6,678,205                     69.9%
==================================================================================================================

All shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1] These individuals are the officers and directors of the Company and may be deemed to be "parents or founders" of the Company as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933, as amended. Includes options to purchase shares of Common Stock.

[2] 3,000,000 shares are registered in the name of Access Information Services, Inc., a corporation controlled by Mr. Robertson.

CHANGES IN CONTROL

There are no arrangements known to the Company the operation of which may result in a change of control of the Company.

                          TRANSACTIONS WITH DIRECTORS

Dr. Smith, a full professor at West Virginia University ("WVU") and the Company's Chairman of the Board of Directors, organized the development of the concept of the toroidal helical antenna ("THA") at WVU. Pursuant to the terms of his employment at WVU, WVU and West Virginia University Research Corporation ("WVURC") own world wide rights to any invention made or developed by WVU personnel. Accordingly the ownership rights to the THA belong to WVU and WVURC.

On April 12, 1994, WVURC granted an exclusive license to Integral Concepts, Inc. ("ICI") which is owned by Dr. Smith: (1) to manufacture THAs and to license others to do so; and (2) to sublicense others to manufacture, market, sell copies of, license and distribute THAs. The consideration for the license was:
(1) $1.00 and (2) a royalty of $3,000.00 per year or 10% of the net revenues received by ICI which ever is greater.

ICI entered into an option agreement with SMR Investments Ltd. ("SMR"), a corporation owned by Sue Robertson, the wife of John Robertson, dated November 18, 1994, and amended December 16, 1994. The option agreement provided that ICI would issue a sublicense to SMR for the THA subject to the payment of $250,000; a 3% royalty from gross sales; and a subsequent public entity to be established. The Company was organized by SMR and John Robertson as a result thereof. ICI retained all military applications and resulting procurement interests. The contract period relating to the three percent royalty to be paid to ICI commences when sales are made by SMR/the Company and continue during the life of the agreement between ICI and SMR. The term of the foregoing agreement is perpetual as is the agreement between WVURC and ICI.

On December 13, 1994, SMR assigned the rights to the foregoing agreement with ICI to the Company in consideration of $50,000 advanced by Access Information Services, Inc.; 3,000,000 shares of Common Stock to be issued by the Company to Dr. Smith; and, 3,000,000 shares of Common Stock issued to Access Information Services, Inc.

On December 13, 1994, the Company issued 3,000,000 shares of Common Stock to James E. Smith, Ph.D. and 3,000,000 shares of Common Stock to Access Information Services, Inc., pursuant to the foregoing agreement dated December 13, 1994.
The value assigned to the 3,000,000 shares of Common Stock issued to Dr. Smith was a total of $0.50 and the value assigned to the 3,000,000 shares of Common Stock issued to Access Information Services Inc. was $0.50. The valuation of the 3,000,000 shares of Common Stock issued to Dr. Smith and Access Information Services, Inc. was arbitrarily determined by the Company's Board of Directors. The $250,000 has been paid to ICI and was a one time payment.

On July 10, 1995, ICI entered into a sublicense with the Company, wherein ICI granted to the Company the exclusive worldwide right to manufacture, sell copies of, sublicense and distribute the process and equipment related to the design, construction and operation of the THA and to further sublicense to others the rights to manufacture, sell copies of, license and distribute the same, excluding all military applications and procurement interests. The July 10, 1995 sublicense agreement was the culmination of the agreements between ICI and SMR, and SMR and the Company. On December 27, 1995, SMR assigned all of its rights and duties in the THA technology to the Company. The purpose of this assignment was to assign any and all rights or duties which may have been held by SMR as a result of the option agreement dated November 18, 1994, as amended on December 16, 1994, it being understood that the foregoing option agreement was nothing more than an agreement in principle.

The Company has entered into a fixed-price contract with Emergent Technologies Corporation ("ETC") to fund the prototype development and testing of specific applica-tions of THA Technology. ETC is currently completing additional research and development on the antenna and its commercial applications for the Company.

The Company entered into a joint venture agreement with ETC on March 4, 1997, to fund and develop a research and development laboratory and manufacturing facility through a new corporation, The Eclipse Antenna Manufacturing Corporation ("TEAM"). The Company and ETC jointly own TEAM and granted to TEAM certain rights to sell and manufacture the antennas. All sales of antennas by TEAM will be for the credit of either the Company or ETC, according to the end-user. However, the Company and ETC retained the rights to sublicense certain rights, including development and manufacturing rights to relating to the Technology.

On March 4, 1997, the sublicense agreement with ICI was amended to reduce the amount of the royalty payable by the Company by 50% over the next 3 years and to clarify that the Company's rights pertain to commercial applications, excluding military and governmental applications, and enlarged the definition of Technology to include all future enhancements to the THA technology developed by ICI, ETC, or the Company.

To date, there have not been any other transactions between the Company and its officers, directors, principal shareholders or affiliates other than as set forth above. The Company believes that the transactions described here were on terms more favorable to the Company's officers and directors than otherwise could be obtained if such transactions were with non-related parties.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE ELECTED AS DIRECTORS. MR. ROBERTSON AND MR. BADGLEY RECOMMEND THAT YOU VOTE FOR MR. VANDEBERG IN THE EVENT PROPOSAL NO. 2 IS APPROVED.

                     PROPOSAL NO. 2 - AMENDMENT OF BYLAWS

Article II, Section 1 of the Bylaws of the Company currently reads as follows:

          Section 1. Number: The corporate powers, business and property of the corporation shall be exercised, conducted and controlled by a Board of Directors, unless otherwise changed by an amendment to the Bylaws. The shareholders may by such an amendment increase or decrease the number of the members of the Board of Directors of this corporation to any number of not less than two (2) directors, nor more than nine (9) directors.


John G Robertson, President of the Company and Patrick Badgley, both members of the Board of Directors, recommend that the shareholders approve an amendment to the Bylaws to provide that Article II Section 1 read in full as follows:

     Section 1. Number. The business and affairs of the Company shall be managed by a board of not less than two (2) nor more than nine (9) directors, with the number of directors to be determined by resolution of a majority of the Board of Directors then in office. However no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Each director shall hold office until the next annual shareholders' meeting, or until his or her successor shall have been elected.

This amendment to the Bylaws will allow the Company to change the size of the board when warranted by business considerations without the need of a special meeting of shareholders. Special meetings of shareholders are time-consuming and costly. Many publicly-held companies have similar provisions in their bylaws. Such a procedure is provided for under Oregon law. This amendment must be approved by a majority of the shares represented at the Annual Meeting.


JOHN G. ROBERTSON AND PATRICK BADGLEY, BOTH MEMBERS OF THE BOARD OF DIRECTORS, RECOMMEND A VOTE FOR PROPOSAL NO. 2.

                     PROPOSAL NO. 3 - APPROVAL OF AUDITORS

     The Board of Directors recommends that Elliott Tulk Pryce Anderson serve as auditors of the Company until the next Annual Meeting. Elliott Tulk Pryce Anderson, independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 1997. Representatives of Elliott Tulk Pryce Anderson will not be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3.

                                OTHER BUSINESS

     The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

     At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

October 22, 1998                  BY ORDER OF THE BOARD OF DIRECTORS


                                  John G. Robertson, President


                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                      OF
                            IAS COMMUNICATIONS INC.

                      PLEASE SIGN AND RETURN IMMEDIATELY

     I, the undersigned shareholder of IAS COMMUNICATIONS INC. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and a Director of the Company, or failing him,____________________ (with full power to act alone), as my true and lawful attorney, with full power of substitution, to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on September 24, 1998 (the "Record Date"), at the Annual Meeting of Shareholders to be held in meeting room 216 at the Holiday Inn, Vancouver Airport, 10720 Cambie road, Richmond, British Columbia, Canada at 10:00 a.m., on Monday, November 9, 1998, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE INDIVIDUALS AND THE PROPOSITIONS LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN THE SPACES PROVIDED BELOW, WITHHOLDS AUTHORITY TO VOTE FOR THEM OR VOTES AGAINST SAID PROPOSITION.

1. ELECTION OF DIRECTORS. ELECTING THE PERSONS LISTED BELOW TO SERVE AS DIRECTORS FOR THE ENSUING YEAR.

     Dr. James Smith            FOR [ ]              WITHHOLD [ ]
     John Robertson             FOR [ ]              WITHHOLD [ ]
     Patrick Badgley            FOR [ ]              WITHHOLD [ ]
     Paul Lamarche              FOR [ ]              WITHHOLD [ ]
     James L. Vandeberg         FOR [ ]              WITHHOLD [ ]

2.   APPROVAL OF THE AMENDMENT TO THE BYLAWS OF THE COMPANY

          FOR [ ]            WITHHOLD [ ]                ABSTAIN [ ]

3. APPROVAL OF ELLIOTT TULK PRYCE ANDERSON, CHARTERED ACCOUNTANTS, AS AUDITORS OF THE COMPANY UNTIL THE CLOSE OF THE NEXT ANNUAL MEETING.

          FOR [ ]            WITHHOLD [ ]                ABSTAIN [ ]

3. OTHER MATTERS. In their discretion, upon such other matters as may properly come before the meeting.

     The Board of Directors recommends a vote "FOR" the individuals and the propositions listed above.

     DATED_______________________________, 1998.


__________________________________         __________________________________
Name of Shareholder (please print)         Name of Shareholder (please print)


__________________________________         __________________________________
Signature of Shareholder                   Signature of Shareholder

No. of Shares: __________

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN. WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRUST COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NV. 89501 - WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                            NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN). IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a Shareholder of the Company), other than directors, officers of the Company and the management designee, to attend and act for him at the Meeting. Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designee or by completing another proper form of proxy and delivering same to the office of the Transfer Agent of the Company, Nevada Agency & Trust Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 - no later than forty-eight (48) hours (excluding Saturdays, Sundays, and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing. If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.